PROMISSORY NOTE	3 Months Ended
Mar. 31, 2023
Promissory Note
PROMISSORY NOTE

8. PROMISSORY NOTE

On November 21, 2022, the Company announced a $7,000,000 bridge loan (the “Bridge Loan”) financing from Pinnacle Island LP (the “Lender”). The Bridge Loan financing closed on November 25, 2022 and net proceeds of $6,740,000 were received by the Company (after deducting the commitment fee of $260,000). The Bridge Loan is evidenced by the issuance of a promissory note by the Company to the Lender (the “Promissory Note”). The Promissory Note has a principal amount of $7 million and bears interest at a rate of 10% per annum, calculated monthly and initially payable on February 22, 2023, being the maturity date of the Promissory Note, with a right of the Company to extend the maturity date to March 22, 2023 by providing written notice to the Lender by February 15, 2023. The Company extended the maturity to March 22, 2023.

On March 17, 2023, the Company entered into an amended and restated promissory note (the “A&R Promissory Note”) extending the maturity of the Promissory note from March 22, 2023 to November 24, 2023 (the “Extension”). All other terms of the Promissory Note remain the same. In connection with the Extension and entry into of the A&R Promissory Note, the Company agreed to pay an amendment and restatement fee of $225,000 and issued 350,000 non-transferrable common share purchase warrants to the Lender (the “Lender Warrants”). Each Lender Warrant is exercisable to acquire one common share of the Company (the “Common Shares”) at a price of $1.75 per Common Share for a period of one year from the date of the A&R Promissory Note. In connection with the Extension and issuance of the Lender Warrants, the 119,229 common share purchase warrants previously issued to the Lender in connection with the initial issuance of the promissory note were cancelled concurrently with the Extension. The Lender Warrants and any Common Shares issuable on exercise of the Lender Warrants are subject to a statutory four-month hold period under applicable Canadian securities laws from the date of issue.

The obligations of the Company under the Promissory Note are fully and unconditionally guaranteed by each of its existing and future subsidiaries. No assets of the Company were pledged as collateral under the Promissory Notes. The Promissory Note is subject to certain covenants and provisions on events of default, repayments and mandatory prepayments.

In connection with the promissory note, the Company accrued $70,959 of interest due to the Lender as at December 31, 2022 and a further $172,603 of interest for the three months ended March 31, 2023.

The fair value of the liability of the Lender Warrants was estimated at $116,177 using the Black-Scholes Option Pricing Model. The fair value of the Lender Warrants and the amendment and restatement fee of $225,000 was added to the liability of the Promissory Note and amortized over the remaining life of the Promissory Note. During the three months ended March 31, 2022, an aggregate of $37,909 for fees and fair value of the Lender Warrants were amortized.

Notes to the Unaudited Condensed Interim Consolidated Financial Statements

For the three months ended March 31, 2023

(Expressed in Canadian dollars)

The fair value of the Lender warrants was calculated using the following assumptions:

March 31, 2023
Expected dividend yield	0%
Stock price	$1.40
Expected share price volatility	77.2%
Risk free interest rate	3.49%
Expected life of warrant	1 year